SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS employment identification no.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant's telephone number, including area code    972-980-9917

Item 7.  Financial Statements and Exhibits.

              (c)     Exhibits.

               99   Press Release, dated January 20, 2004.

Item 12.  Results of Operations and Financial Condition.

              On January 20, 2004, Brinker International, Inc. issued a Press Release announcing its second quarter fiscal 2004 results.  The information in the Press Release attached hereto as Exhibit 99 is furnished pursuant to Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: January 23, 2004	By: /s/ Douglas H. Brooks
Douglas H. Brooks
President and Chief Executive Officer